UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2021

NATURALSHRIMP INCORPORATED
(Exact name of registrant as specified in its charter)

Nevada	000-54030	74-3262176
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15150 Preston Road, Suite #300
Dallas, Texas 75248
(Address of principal executive offices, including zip code)

(866) 351-5907
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 1.01. Entry into a Material Definitive Agreement.

As previously disclosed in the Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) by NaturalShrimp Incorporated (the “Company”) on April 15, 2021, the Company entered into a securities purchase agreement (the “Purchase Agreement”) with an accredited investor (the “Purchaser”) on April 14, 2021, for the offering of (i) $5,000,000 worth of common stock, par value $0.0001 per share, of the Company (“Common Stock”), at a per share purchase price of $0.55 per share; (ii) common stock purchase warrants to purchase up to an aggregate of 10,000,000 shares of Common Stock, which are exercisable for a period of five years after issuance at an initial exercise price of $0.75 per share, subject to certain adjustments, as provided in the warrants; and (iii) 1,000,000 shares of Common Stock, as commitment shares.

Second Closing

As previously disclosed in the Current Report on Form 8-K filed by the Company with the SEC on May 11, 2021 (as amended on July 2, 2021), pursuant to the Purchase Agreement, on May 5, 2021, the Purchaser purchased an additional 15,454,546 shares of Common Stock at a per share purchase price of $0.55 per share for gross proceeds of $8.5 million.

Third Closing

Pursuant to the Purchase Agreement, on May 20, 2021, the Purchaser purchased an additional 2,727,272 shares of Common Stock (the “Third Closing Shares”) at a per share purchase price of $0.55 per share (the “Third Closing”). Lake Street Capital Markets, LLC (“Lake Street”) acted as a financial advisor to the Company in connection with the Third Closing and received a fee equal to 3% of the gross proceeds raised in the Third Closing, or an aggregate of $45,000.

The number of shares of common stock outstanding immediately after the Third Closing was 594,419,727 shares. The Company received approximately $1,455,000 in net proceeds from the Third Closing after deducting the fees and other estimated offering expenses payable by the Company. The Company expects to use the net proceeds from the Third Closing for working capital and for general corporate purposes.

The Third Closing Shares were issued to the Purchaser in a registered direct offering pursuant to which the Third Closing Shares were registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a prospectus supplement to the Company’s currently effective registration statement on Form S-3 (File No. 333-253953), which was initially filed with the SEC on March 5, 2021, and was declared effective on March 22, 2021 (the “Shelf Registration Statement”). A prospectus supplement for the Third Closing was filed with the SEC on June 28, 2021 and is available on the SEC’s website at http://www.sec.gov.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, which was filed as Exhibit 10.1 to the Current Report on Form 8-K filed by the Company with the SEC on April 15, 2021, and is incorporated by reference into this Item 1.01.

June Purchase Agreement

On June 28, 2021 (the “June 28th Closing”), the Company entered into a securities purchase agreement with the Purchaser (the “June Purchase Agreement”), pursuant to which the Purchaser purchased (i) an additional 7,500,000 shares of Common Stock (the “June Shares”) at a per share purchase price of $0.40 per share and (ii) $11,000 worth of prefunded warrants to purchase up to an aggregate of 1,100,000 shares of Common Stock, at an exercise price of $0.01 per share (the “Prefunded Warrants”, and together with the June Shares, the “June 28th Closing Shares”). The Prefunded Warrants are exercisable upon issuance and shall not expire prior to exercise, and are subject to certain adjustments, as provided in the Prefunded Warrants. Lake Street acted as a financial advisor to the Company in connection with the June 28th Closing and received a fee equal to 3% of the gross proceeds raised in the June 28th Closing, or an aggregate of $90,330.

The number of shares of common stock outstanding immediately after the June 28th Closing was 603,019,728 shares (assuming full exercise of the Prefunded Warrants). The Company received approximately $2,909,670 in net proceeds from the June 28th Closing after deducting the fees and estimated offering expenses payable by the Company. The Company expects to use the net proceeds from the June 28th Closing for working capital and for general corporate purposes.

The June 28th Closing Shares were issued to the Purchaser in a registered direct offering pursuant to the Shelf Registration Statement. A prospectus supplement for the June 28th Closing was filed on June 29, 2021 and is available on the SEC’s website at http://www.sec.gov.

The foregoing description of the June Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the June Purchase Agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K (this “8-K”), and is incorporated by reference into this Item 1.01.

The Company is filing the opinion of its counsel, Lucosky Brookman LLP, relating to the legality of the issuance and sale of the Third Closing Shares and the June 28th Closing Shares as Exhibit 5.1 hereto. Exhibit 5.1 is incorporated herein by reference and into the Shelf Registration Statement.

This 8-K contains forward-looking statements. Forward-looking statements include, but are not limited to, statements that express the Company’s intentions, beliefs, expectations, strategies, predictions, or any other statements related to the Company’s future activities, or future events or conditions. These statements are based on current expectations, estimates and projections about the Company’s business based, in part, on assumptions made by its management. These statements are not guarantees of future performances and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in the forward-looking statements due to numerous factors, including those risks discussed in documents that the Company files from time to time with the SEC. Any forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date of this 8-K, except as required not by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1	Form of Pre-Funded Common Stock Purchase Warrant, dated June 28, 2021.

5.1	Opinion of Lucosky Brookman LLP.

10.1
Form of Securities Purchase Agreement, dated as of April 14, 2021, by and between the Company and the Purchaser, incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by the Company with the SEC on April 15, 2021.

10.2	Form of Securities Purchase Agreement, dated June 28, 2021, by and between the Company and the Purchaser.

23.1	Consent of Lucosky Brookman LLP (contained in Exhibit 5.1 hereto).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NATURALSHRIMP INCORPORATED

Date: July 2, 2021	By:	/s/ Gerald Easterling
	Name:	Gerald Easterling
	Title:	Chief Executive Officer